UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2008

MICREL, INCORPORATED

(Exact name of Registrant as Specified in its Charter)

California	1-34020	94-2526744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2180 Fortune Drive, San Jose, California, 95131

(Address of Principal Executive Offices)

(408) 944-0800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

On April 22, 2008, the Board of Directors of Micrel, Incorporated (the “Company”) approved an amendment of Section 2.12 of the Company’s Bylaws (the “Amendment”) in order to clarify that proxies may be delivered by telephonic and various electronic means. The complete text of the Amendment, which took effect on April 22, 2008, is contained in Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

3.1	Certificate of Amendment to the Bylaws of the Company, dated April 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 25, 2008	MICREL, INCORPORATED

	By:	/s/ Richard D. Crowley
	Name:	Richard D. Crowley
	Title:	Vice President, Finance and Chief Financial Officer

Exhibit Index

3.1	Certificate of Amendment to the Bylaws of the Company, dated April 22, 2008